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                                                                    EXHIBIT 4(a)



                       CERTIFICATE OF LIMITED PARTNERSHIP
                                      FOR
                       ATLAS AMERICA PUBLIC #14-2004 L.P.



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                                    DELAWARE
                                    --------

                                The First State





         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP OF "ATLAS AMERICA PUBLIC #14-2004 L.P.", FILED IN THIS OFFICE ON THE SIXTH DAY OF MAY, A.D. 2004, AT 12 O'CLOCK P.M.























3799843   8100                      [SEAL]          /s/ Harriet Smith Windsor
                                                   -----------------------------
040330860                                          Harriet Smith Windsor,
                                                   Secretary of State

                                                   AUTHENTICATION:  3095280

                                                             DATE: 05-06-04




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     State of Delaware
     Secretary of State
   Division of Corporations
Delivered 12:00 PM 05/06/2004
  FILED 12:00 PM 05/06/2004
 SRV 040330860 - 3799843 FILE



                               STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP


o THE UNDERSIGNED, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

o    FIRST: The name of the limited partnership is

                       ATLAS AMERICA PUBLIC #14-2004 L.P.

o    SECOND: The address of its registered office in the State of Delaware is

                              110 S. POPLAR STREET, SUITE 101 in the city of

                              WILMINGTON, DE 19801

     The name of the Registered Agent at such address is ANDREW M. LUBIN

o    THIRD: The name and mailing address of each general partner is as follows:

                              ATLAS RESOURCES, INC.

                              MANAGING GENERAL PARTNER

                              311 ROUSER ROAD, P.O. BOX 611

                              MOON TOWNSHIP, PA 15108

o IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Atlas America Public #14-2004 L.P. as of
     May 3, 2004.


                                   Partnership Name
                                   BY: ATLAS RESOURCES, INC.
                                       MANAGING GENERAL PARTNER



                                   /s/ KAREN A. BLACK
                                   -------------------------------------------
                                   KAREN A. BLACK, VICE PRESIDENT --
                                   PARTNERSHIP ADMINISTRATION